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                                                                    Exhibit 10.8
GOVERNMENT ISSUED [2004] Number 592File

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            Owner of Land           Shanxi New Taohuayuan Culture Tourism Co., Ltd.

          Location of Land          Xi'an City, Weiyang Area, Caotan Town, Dongfeng
                                                       Road #1

   Land Serial        WY6-8-15        Chart Number                        150-220-20
     Number

    Land Use          Tourism       Price When Obtained                Level Nine Land Rank
                      (Villas)

 Type of Land          Sells          Expiration Date                     4.19 2065
   Ownership

   Land Area          33236.7       Including            Single        33236.7 Squared
                      Squared                           Housing            Meters
                      Meters                             Area

                                                        Sharing
                                                        Housing
                                                         Area
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     According to People's Republic of China Constitution, People's Republic of
China Land Management Law and People's Republic of China City Real Estate Management Law and other legal regulations, in order to protect the legal rights and interests of the legitimate owner of the land, the applicant of this Certificate of Land Ownership. After verifying and examining all the facts, we authorize this application, and issue this certificate.

                                         XI'AN CITY PEOPLE'S GOVERNMENT-(Stamp)-

                                                                        9.3 2004